Bank Owned Life Insurance	12 Months Ended
Dec. 31, 2012
Bank Owned Life Insurance [Abstract]
Bank Owned Life Insurance
Note 7. Bank Owned Life Insurance

The Company maintains insurance on the lives of certain key directors and officers. As beneficiary, the Company receives the cash surrender value if the policy is terminated, and upon death of the insured, receives all benefits payable. The current value of the policies at December 31, 2012 and 2011 was $13,689 and $13,230, respectively.